                                                               FILE NO. 33-65135
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED APRIL 4, 1996)
                (TO PROSPECTUS SUPPLEMENT DATED APRIL 10, 1996)

                                     PROSPECTUS NUMBER: 1407
                                     DATED: OCTOBER 8, 1996


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           Three Months


TRADE DATE:               October 8, 1996


SETTLEMENT DATE:          October 11, 1996


MATURITY DATE:            October 14, 1997


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.070%
                          (less seven bps)


SPREAD MULTIPLIER:        0


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly, using two business days prior.


INTEREST PAYMENT DATES:   Quarterly, on the 14th of January, April, July and October commencing
                          January 1997 through Maturity, subject to Modified Following Business
                          Day Convention.


INITIAL INTEREST RATE:    TBD, October 9, 1996


FORM:                     Book-entry

